UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KILROY REALTY CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V93162-P47278 KILROY REALTY CORPORATION KILROY REALTY CORPORATION 12200 WEST OLYMPIC BOULEVARD SUITE 200 LOS ANGELES, CA 90064 ATTN: LAUREN STADLER 2026 Annual Meeting May 19, 2026 8:00 AM PDT For holders as of March 6, 2026 KRC’s Principal Executive Offices 12200 West Olympic Blvd. Suite 200 Los Angeles, CA 90064 You invested in KILROY REALTY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2026. Get informed before you vote View the Notice of Annual Meeting, Proxy Statement, and 2025 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* KRC’s Principal Executive Offices 12200 West Olympic Blvd. Suite 200 Los Angeles, CA 90064 Vote Before the Meeting at proxyvote.com by May 18, 2026 11:59 PM Eastern Time *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Director Nominees 1a. Angela M. Aman For 1b. Edward F. Brennan, PhD For 1c. Cia Buckley Marakovits For 1d. Daryl J. Carter For 1e. Jolie A. Hunt For 1f. David A. Kieske For 1g. Louisa G. Ritter For 1h. Gary R. Stevenson For 2. Approval of the amendment and restatement of the Company’s 2006 Incentive Award Plan. For 3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers. For 4. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026. For NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V93163-P47278